Exhibit 10.13

AMENDMENT NO. 6 TO INGOT SUPPLY AGREEMENT

THIS AMENDMENT NO. 6 INGOT SUPPLY AGREEMENT (This "Amendment No. 6") is made this 13 day of March 2012 ("Effective Date") by and between Woongjin Energy Co., Ltd., a company organized and existing under the laws of the Republic of Korea with its office located at 1316 GwanPyeong-Dong, YuSung-Gu, DaeJeon, Korea (“Supplier”), and SunPower Corporation, a company organized under the laws of the State of Delaware, United States of America, with its principal office located at 77 Rio Robles, San Jose, California 95134, United States of America (“SunPower”), and SunPower Philippines Manufacturing Limited, a Cayman Islands business and wholly owned subsidiary of SunPower, with a branch office at 100 East Main Avenue, Phase 4, Special Economic Zone, Laguna Techno Park, Binan, Laguna, Philippines 4024 (together with SunPower, “Purchaser”). The Supplier and Purchaser are sometimes referred to herein as a "Party" and collectively, as the "Parties". Capitalized terms used in this Amendment No. 6 and not defined herein shall have the meaning given to such terms in the Agreement (as hereinafter defined).

RECITALS

(a)Supplier and Purchaser are parties to that certain Ingot Supply Agreement, dated as of December 22, 2006, as amended on August 4, 2008, August 1, 2009, February 1, 2011, July 5, 2011 and October 28, 2011 (the "Agreement"), pursuant to which Supplier agreed to manufacture and sell to Purchaser, and Purchaser agreed to purchase from Supplier, certain SP Polysilicon Based Products and Non-SP Polysilicon Based Products.

(b)The Parties desire to amend the Agreement as follows.

NOW THEREFORE, in consideration of the promises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

Section 3.1 of the Original Agreement is hereby amended and restated in its entirety as follows:
3.1    The purchase price payable by Purchaser for the SP Polysilicon Based Products shall be determined in accordance with the formula set out in Schedule 3.1(a), which shall be DAP (as defined in Incoterms 2010). The purchase price payable by Purchaser for the Non-SP Polysilicon Based Products shall be determined in accordance with the formula set out in Schedule 3.1(b), which shall be DAP (as defined in Incoterms 2010). Seller retains title to the products until Buyer assumes risk of loss, damage or destruction pursuant to the applicable INCO terms (2010) upon delivery per DAP, at which time title shall transfer to Buyer. Deliveries shall be DAP (Inco Terms 2010) to the location stated in the PO.

1.This Amendment No. 6 is effective from April 1st, 2012 until Dec. 31, 2016, or if earlier, until further amended by the parties.

2.All other provisions of the Agreement, except as specifically amended or waived hereby, shall remain in full force and effect and are incorporated herein.

3.If any part of this Amendment No. 6 or the Agreement as amended herein is found to be void or unenforceable for any reason, the remainder of this Amendment No. 6 and the Agreement as amended hereunder, shall be enforced, to the fullest extent possible, as if such void or unenforceable provision was not part of this Amendment No. 6.

4.This Amendment No. 6 may be executed in one or more counterparts, each of which shall be deemed to be an original and shall constitute one and the same instrument. This Amendment No. 6 may be executed by facsimile, and each such facsimile signature shall be deemed to be an original.

IN WITNESS THEREOF, the Parties hereto, intending to be legally bound, have executed this Amendment No. 6 as of the date first written above.

WOONJIN ENERGY CO., LTD By: /s/ Kim Beom Cheol Name: Kim Beom Cheol Title: CEO Date: March 13, 2012	SUNPOWER CORPORATION By: /s/ Paul Charrette Name: Paul Charrette Title: VP, Supply Chain Date: 3/19/12

SUNPOWER PHILIPPINES MANUFACTURING LIMITED By: /s/ Paul Charrette Name: Paul Charrette Title: VP, Supply Chain Date: 3/19/12